John Hancock Funds III

Supplement dated 4-15-14 to the current Summary Prospectus

John Hancock Rainier Growth Fund

The following information supplements and supersedes any information to the contrary relating to John Hancock Rainier Growth Fund (the fund), a series of John Hancock Funds III (the Trust), contained in the Summary Prospectus.

At an in-person meeting held March 10-13, 2014, the Trust’s Board of Trustees approved the hiring and appointment of Baillie Gifford Overseas Limited (Baillie Gifford) to replace Rainier Investment Management Inc. (Rainier) as subadvisor to the fund effective at the close of business on April 17, 2014 (the Effective Date). John Hancock Advisers, LLC, the fund’s investment advisor, has hired a transition manager to assist in transitioning cash and portfolio securities from Rainier to Baillie Gifford.

In connection with this change, as of the Effective Date, the fund is changing its name to John Hancock Select Growth Fund. Also in connection with the appointment of Baillie Gifford as subadvisor to the fund, the Summary Prospectus is hereby amended as follows, as of the Effective Date:

All references to Rainier and its portfolio managers are hereby deleted.

All references to “Rainier Growth Fund” in the summary Prospectus are changed to “Select Growth Fund” to reflect the fund’s new name.

The information under the heading Principal investment strategies is revised and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets in the common stock of large-capitalization growth companies traded in the U.S. The subadvisor considers large-capitalization companies to be those currently with market capitalizations of at least $3 billion at the time of investment. The fund may invest in common stock of companies of all sizes, including small capitalization companies (when the subadvisor believes such companies to be especially attractive). Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the fund’s net assets. The fund will normally invest in approximately 40 to 50 companies.

The subadvisor’s investment team uses a rigorous fundamental research and bottom-up approach to make long-term investments in “growth companies.” The investment team considers growth companies to be those companies it believes can sustain above-average growth rates and that currently trade at prices that do not fully reflect those rates of growth. The investment team looks for companies that it believes have strong competitive positions within attractive industries, strong financial characteristics and a positive approach toward shareholders. In order to achieve this objective, companies considered for investment are evaluated against their industry to determine the growth rate of the industry, barriers to entry, and the company’s competitive advantages. Each company in the portfolio is evaluated from a bottom-up perspective to determine its financial strength using metrics that include earnings growth, cash generation, profitability, returns on capital, interest coverage and balance sheet strength. In addition, the team rigorously evaluates each management team’s strategies for growth and whether they run the business in the best interests of shareholders. The investment team uses intrinsic and relative valuation metrics to determine if each company’s growth is undervalued by the market. Research is conducted with a three- to five-year time horizon and the portfolio is expected to have a correspondingly low rate of turnover. The fund may invest in any sector, and the investment team’s high conviction in individual companies may from time to time produce significant concentrations in some broad industry groups.

The fund may invest up to 20% of its net assets in foreign currency-denominated securities that are traded in foreign markets. In addition, the fund may invest up to 25% of its net assets in securities of foreign issues that are traded in the U.S. (including U.S. dollar-denominated securities traded in the U.S., such as American Depositary Receipts (ADRs)).

Although the performance information in the Past performance section will remain the same, the first paragraph under the heading Past performance is revised and restated as follows:

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results.

Prior to the close of business on April 17, 2014, the fund was managed by a different subadvisor pursuant to a different investment strategy, and thus, the performance presented prior to this date should not be attributed to the current subadvisor. As a result of the difference in investment strategy and subadvisor, the fund’s performance shown below might have differed materially.

All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our website: www.jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 AM and 7:00 PM and on Fridays between 8:00 AM and 6:00 PM, Eastern Time.

The information regarding the subadvisor in the Investment management section is revised and restated in its entirety as follows:

Subadvisor Baillie Gifford Overseas Limited

Ian Tabberer serves as portfolio manager of the fund. Accordingly, the information under the Portfolio management heading is revised and restated in its entirety as follows:

Ian Tabberer

Portfolio Manager

Managed the fund since 2014

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.